Loomis Sayles Bond Fund

Loomis Sayles Global Allocation Fund

Loomis Sayles Global Bond Fund

Loomis Sayles Growth Fund

Loomis Sayles Inflation Protected Securities Fund

Loomis Sayles Investment Grade Bond Fund

Loomis Sayles Small Cap Growth Fund

Loomis Sayles Small Cap Value Fund

(each a “Fund”)

Supplement dated May 8, 2019 to the Loomis Sayles Funds Statement of Additional Information, dated February 1, 2019, and the Natixis Funds Statements of Additional Information, dated February 1, 2019 and May 1, 2019, as may be revised or supplemented from time to time.

On May 3, 2019, the Board of Trustees (the “Board”) of Loomis Sayles Funds I and Loomis Sayles Funds II voted to approve the removal of each Fund’s non-fundamental investment restriction against investing in companies for the purpose of exercising control or management. Effective immediately, the following information within the “Investment Restrictions” section of the Statements of Additional Information is hereby removed for each Fund:

(1) Invest in companies for the purpose of exercising control or management.